American Century California Tax-Free and Municipal Funds

PROSPECTUS SUPPLEMENT

CALIFORNIA LIMITED-TERM TAX-FREE FUND * CALIFORNIA LONG-TERM TAX-FREE FUND
CALIFORNIA TAX-FREE BOND FUND * CALIFORNIA TAX-FREE MONEY MARKET FUND

INVESTOR CLASS

Supplement dated May 1, 2006 * Prospectus dated January 1, 2006

THE FOLLOWING REPLACES THE INFORMATION UNDER THE HEADING CALIFORNIA LIMITED-TERM
TAX-FREE AND CALIFORNIA TAX-FREE BOND ON PAGE 14 OF THE PROSPECTUS.

California Limited-Term Tax-Free

ALAN KRUSS

Mr. Kruss, Vice President and Portfolio Manager, has been a member of the
California Limited-Term Tax-Free team since April 2006. He joined American
Century in 1997 as an investment administrator. In 2000, he was named fixed income trader and in 2001, he was named portfolio manager. He has a bachelor's degree in finance from San Francisco State University.

California Tax-Free Bond

ROBERT J. MILLER

Mr. Miller, Vice President and Portfolio Manager, has been a member of the of the California Tax-Free Bond team since April 2000. He joined American Century in June 1998 and became a portfolio manager in February 2001. He has a bachelor's degree in business administration-finance from San Jose State
University and an MBA from New York University.

American Century Investment Services, Inc., Distributor

©2006 American Century Proprietary Holdings, Inc. All rights reserved.
The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

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